   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON September 27, 1999

                                       REGISTRATION STATEMENT NO. 333-
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                                 MEDSCAPE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                            7375                            13-3879679
(State Or Other              (Primary Standard                 (I.R.S. Employer
Jurisdiction                     Industrial               Identification Number)
Of Incorporation Or         Classification Code
Organization)                     Number)
                          ----------------------------

                              134 West 29th Street
                          New York, New York 10001-5399
                                 (212) 760-3100
                          ----------------------------
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                          ----------------------------

                                 Paul T. Sheils
                      President and Chief Executive Officer
                                 Medscape, Inc.
                              134 West 29th Street
                          New York, New York 10001-5399
                                 (212) 760-3100
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)
                          ----------------------------

                                   Copies to:

John P. Schmitt, Esq.                                    Steven A. Museles, Esq.
Patterson, Belknap, Webb & Tyler LLP                      Hogan & Hartson, LLP
1133 Avenue of the Americas                              555 13th Street, N.W.
New York, New York 10036-6710                           Washington, D.C.  20004
(212) 336-2000                                               (202) 637-5600

        Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, check the following box. [    ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ X ] 333-77665

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration
statement for the same offering. [    ]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration
statement for the same offering. [    ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box. [    ]

                         CALCULATION OF REGISTRATION FEE
===============================================================================

Title of Each Class of                     Offering Price Per   Aggregate Offering
   Securities to Be         Amount to be          Share                Price
      Registered             Registered            (1)                  (1)          Amount of Registration Fee

Common Stock, $.01 par
value...............        150,000         $8.00                 $1,200,000            $334

================================================================================
(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(a) under the Securities Act of 1933.

                                EXPLANATORY NOTE

     This registration statement relates to the public offering of common stock of Medscape, Inc. contemplated by a Registration Statement on Form S-1, Registration No. 333-77665 (the "Prior Registration Statement"), and is filed solely to increase the number of shares to be offered in such offering by $150,000. The contents of the Prior Registration Statement are hereby incorporated by reference.
===============================================================================

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, Medscape, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on September 27, 1999.


                             MEDSCAPE, INC.



                            By:  /s/  Paul T. Sheils
                                 ---------------------------
                                 Name:  Paul T. Sheils
                                 Title:  President and Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                            TITLE                              DATE
  /s/  Paul T. Sheils                          President, Chief Executive                     September 27, 1999
----------------------------------------           Officer and Director
              Paul T. Sheils                   (Principal Executive Officer)


                         *                      Chief Operating Officer and                   September 27, 1999
----------------------------------------           Chief Financial Officer
               Steven Kalin                    (Principal Financial and
                                                   Accounting Officer)


                         *                        Chairman of the Board of                    September 27, 1999
----------------------------------------           Directors
             Alan J. Patricof


                         *                        Executive Vice President                    September 27, 1999
----------------------------------------           and Director
            Jeffrey L. Drezner,
                M.D., Ph.D.


                         *                      Chairman-Executive Committee                  September 27, 1999
----------------------------------------           and Director
           Peter M. Frishauf



                         *                                Director                            September 27, 1999
----------------------------------------
              Marc Butlein


                         *                                Director                            September 27, 1999
----------------------------------------
              Esther Dyson


                         *                                Director                            September 27, 1999
----------------------------------------
          Andrew Heyward


                         *                                Director                            September 27, 1999
----------------------------------------
          Fredric Reynolds


                         *                                Director                            September 27, 1999
----------------------------------------
      Carlo A. von Schroeter


                         *                                Director                            September 27, 1999
----------------------------------------
           Oakleigh Thorne




*By:  /s/  Paul T. Sheils                                 Director                            September 27, 1999
----------------------------------------
               Paul T. Sheils
              Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION                                       PAGE

5.1  Opinion of Patterson, Belknap, Webb & Tyler LLP.

23.1 Consent of Patterson, Belknap, Webb & Tyler LLP
     (included in Exhibit 5.1 hereto).

23.2 Consent of Deloitte & Touche LLP.